Revenue	12 Months Ended
Dec. 31, 2022
Revenue
Revenue
5.	Revenue

Collaboration with Genentech

In August 2018, Affimed entered into a strategic collaboration agreement with Genentech Inc. (Genentech), headquartered in San Francisco, USA. Under the terms of the agreement Affimed is providing services related to the development of novel NK cell engager-based immunotherapeutics to treat multiple cancers. The Genentech agreement became effective at the beginning of October 2018. Under the terms of the agreement, Affimed received $96.0 million (€83.2 million) in an initial upfront payment and committed funding on October 31, 2018.

The Group recognized €18.5 million as revenue in 2022 (2021: €21.6 million, 2020: €26.2 million). As at December 31, 2022, the Group held contract liabilities of €1.7 million (December 31, 2021: €20.2 million, December 31, 2020: €41.9 million), which will be recognized as revenue in subsequent periods.

Under the terms of the agreement, Affimed is eligible to receive up to an additional $5.0 billion over time, including payments upon achievement of specified development, regulatory and commercial milestones. Affimed is also eligible to receive royalties on any potential sales.

Collaboration with Roivant

On November 9, 2020 Affimed and Affivant Sciences GmbH (formerly Pharmavant 6 GmbH), a subsidiary of Roivant Sciences Ltd. (Roivant), announced a strategic collaboration agreement which grants Roivant a license to the preclinical molecule AFM32. Under the terms of the agreement, Affimed received $60 million in upfront consideration, comprised of $40 million in cash and pre-funded research and development funding, and $20 million of common shares in Roivant. Affimed is eligible to receive additional proceeds in the form of option fees contingent on the commencement of additional programs contemplated under the agreement. The Group is eligible to receive up to an additional $2 billion in milestones payments upon achievement of specified development, regulatory and commercial milestones, as well as tiered royalties on net sales.

For the year ended December 31, 2022 the group has recognized €22.7 million (2021: €17.7 million, 2020: €1.4 million) as revenue. As of December 31, 2022, the Group held contract liabilities of €8.6 million (December 31, 2021: €31.3 million, December 31, 2020: €49.0 million), which will be recognized as revenue in subsequent periods as services are provided.

Research service agreements

The Group has entered into certain research service agreements. These research service agreements provide for non-refundable upfront technology access research funding and milestone payments. The Group recognized revenue of €0.2 million, €1.1 million and €0.6 million during the years ended December 31, 2022, 2021 and 2020 respectively.

Contract balances

The following table provides information about receivables and contract liabilities from contracts with customers.

	December 31, 2022	December 31, 2021
Receivables	0	150
Contract liabilities	10,331	51,633

An amount of €41,302 that was recognized in contract liabilities at the beginning of the period was recognized as revenue during the period ended December 31, 2022 (2021: €39,512; 2020: €17,457).

The remaining performance obligations at December 31, 2022 are approximately €10.3 million and are expected to be largely recognized as revenue over the next 12 months (2022: €9.2 million; 2021: €44.4 million), with a smaller portion being realized thereafter (2022: €1.1 million;2021: €7.2 million).

Disaggregation of revenue

	2022	2021	2020
Major service lines:
Collaboration revenue	41,198	39,301	27,755
Service revenue	155	1,065	605
	41,353	40,366	28,360

Timing on revenue recognition:
Point in time	0	490	9,180
Over time	41,353	39,876	19,180
	41,353	40,366	28,360